                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
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                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest event reported): October 26, 2005

                                          The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

          One American Row, Hartford, CT                                                     06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                 NOT APPLICABLE

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                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 26, 2005, Phoenix Life Insurance Company ("Phoenix Life"), a wholly-owned subsidiary of The Phoenix
Companies, Inc., entered into a Purchase Agreement (the "Purchase Agreement") with Edgemere Capital, LLC
("Purchaser"), a Delaware limited liability company to sell to Purchaser Phoenix Life's equity interests in a group of private equity funds (collectively, the "Funds"). The Purchase Agreement provides for an aggregate purchase price for Phoenix Life's interests in the Funds of approximately $150 million, based on the Funds'
values at December 31, 2004, adjusted for all distributions and capital contributions made before closing and subject to certain customary adjustments. The purchase price is also subject to adjustment to the extent that the parties are not able to obtain appropriate consents from the Funds for the transfer of any of Phoenix
Life's interests.  The Purchase Agreement provides for up to two closing dates, which are to occur on or before
March 31, 2006.

In addition to customary conditions to closing, including receipt of a threshold level of Fund consents, the
Purchase Agreement provides that Phoenix Life shall have entered into a Note Purchase Agreement with the equity owner of the Purchaser. Pursuant to the Note Purchase Agreement, Phoenix Life will lend such owner up to $35 million for subsequent contribution to Purchaser, which sum is to be used for, among other purposes, payment of a portion of the purchase price.

Other than in connection with the transactions described above, there are no material relationships among The
Phoenix Companies, Inc., Phoenix Life or any of their respective affiliates and any of the parties to the transactions described above.

Item 9.01     Financial Statements and Exhibits

              (a) Not applicable.
              (b) Not applicable.
              (c) Not applicable.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              THE PHOENIX COMPANIES, INC.

Date:  November 1, 2005                                       By:    /s/ Carole A. Masters
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                                                                     Name:  Carole A. Masters
                                                                     Title: Vice President